JOINT FILING AGREEMENT

    In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including any amendments and attachments thereto) with respect to the Class A common stock, par value $0.001 per share, of Hamilton Lane Incorporated, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. In evidence thereof, each of the undersigned hereby executes this Joint Filing Agreement as of May 29, 2026.

    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned hereby executed this Joint Filing Agreement as of May 29, 2026.

1.	HLA Investments, LLC
	By:	/s/ Lydia Gavalis
	Name:	Lydia Gavalis
	Title:	Attorney-in-Fact

2.	HRHLA, LLC

	By:	/s/ Lydia Gavalis
	Name:	Lydia Gavalis
	Title:	Attorney-in-Fact

3.	Hamilton Lane Advisors, Inc.

	By:	/s/ Lydia Gavalis
	Name:	Lydia Gavalis
	Title:	Attorney-in-Fact

4.	/s/ Lydia Gavalis, Attorney-in-Fact
Hartley R. Rogers

5.	/s/ Lydia Gavalis, Attorney-in-Fact
Mario L. Giannini

6.	/s/ Lydia Gavalis, Attorney-in-Fact
Kyera Giannini

7.	/s/ Lydia Gavalis, Attorney-in-Fact
Nicole Giannini

8.	/s/ Lydia Gavalis, Attorney-in-Fact
O. Griffith Sexton

9.	The 2008 Sexton Des. Trust FBO Laura Sexton

	By:	/s/ Lydia Gavalis
	Name:	Lydia Gavalis
	Title:	Attorney-in-Fact

10.	The 2008 Sexton Des. Trust FBO Matthew Sexton

	By:	/s/ Lydia Gavalis
	Name:	Lydia Gavalis
	Title:	Attorney-in-Fact

Signature Page to Joint Filing Agreement

11.	Oakville Number 2 Trust

	By:	/s/ Lydia Gavalis
	Name:	Lydia Gavalis
	Title:	Attorney-in-Fact

12.	Rysaffe Trustee Co (CI) Limited

	By:	/s/ Lydia Gavalis
	Name:	Lydia Gavalis
	Title:	Attorney-in-Fact

13.	French River 5 Limited

	By:	/s/ Lydia Gavalis
	Name:	Lydia Gavalis
	Title:	Attorney-in-Fact

14.	/s/ Lydia Gavalis, Attorney-in-Fact
Edward B. Whittemore

15.	/s/ Lydia Gavalis, Attorney-in-Fact
Laurence F. Whittemore

16.	/s/ Lydia Gavalis, Attorney-in-Fact
Michael Schmertzler

17.	/s/ Lydia Gavalis, Attorney-in-Fact
Erik R. Hirsch

18.	/s/ Lydia Gavalis, Attorney-in-Fact
Juan Delgado-Moreira

19.	/s/ Lydia Gavalis, Attorney-in-Fact
Paul Yett

20.	/s/ Lydia Gavalis, Attorney-in-Fact
Tara Devlin

21.	/s/ Lydia Gavalis, Attorney-in-Fact
Andrea Anigati Kramer

22.	/s/ Lydia Gavalis, Attorney-in-Fact
Michael Kelly

23.	/s/ Lydia Gavalis, Attorney-in-Fact
Stephen R. Brennan
Signature Page to Joint Filing Agreement

24.	/s/ Lydia Gavalis, Attorney-in-Fact
Thomas Kerr

25.	/s/ Lydia Gavalis, Attorney-in-Fact
David Helgerson

26.	/s/ Lydia Gavalis, Attorney-in-Fact
Michael Donohue

27.	/s/ Lydia Gavalis, Attorney-in-Fact
Margaret Anne McAllister

Signature Page to Joint Filing Agreement